UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2020

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-28000	58-2213805
(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia	30339-5949
(Address of Principal Executive Offices)	(Zip Code)

770-779-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PRGX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of PRGX Global, Inc. (the “Company”) established the material terms for the 2020 short term incentive plan (the “STI Plan”), in which the Company’s principal executive officer, principal financial officer and its other executive officer(s) reporting to the principal executive officer will participate. The material terms of the 2020 STI Plan are as follows:

•

Bonus payments, if any, made under the 2020 STI Plan will be based on the Company’s level of achievement of post-bonus adjusted EBITDA and revenue in 2020, and, for each Executive Management Committee member participating in the STI Plan (each a “Participating EMC Member”), including the Company’s principal executive officer, principal financial officer and its other executive officer(s) reporting to the principal executive officer, will also be based on such Participating EMC Member’s level of achievement of certain 2020 individual performance objectives. The performance objectives will vary for, and will be tailored to the job responsibilities of, each Participating EMC Member.

•

30% of each Participating EMC Member’s target bonus amount under the 2020 STI Plan will be based on the Company’s 2020 revenue performance (the “Revenue Component”), 55% of each Participating EMC Member’s target bonus amount under the 2020 STI Plan will be based on the Company’s 2020 post-bonus adjusted EBITDA performance (the “EBITDA Component”), and 15% of each Participating EMC Member’s target bonus amount under the 2020 STI Plan will be based on such Participating EMC Member’s achievement of his or her respective individual performance objectives (the “MBO Component”), which components will each be calculated independent of each other.

•

At threshold revenue performance, 25% of the Revenue Component is earned, at target revenue performance, 100% of the Revenue Component is earned, and 150% of the Revenue Component is earned at maximum revenue performance. At threshold post-bonus adjusted EBITDA performance, 25% of the EBITDA Component is earned, at target post-bonus adjusted EBITDA performance, 100% of the EBITDA Component is earned, and if post-bonus adjusted EBITDA exceeds target post-bonus adjusted EBITDA performance, 20% of such excess will be paid pro rata to bonus plan participants. Upon achievement of individual performance objectives at the target performance levels, 100% of the MBO Component is earned and a pro rata portion of the MBO Component is earned upon achievement of individual performance objectives at less than target performance levels.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and
General Counsel

Dated: February 3, 2020